UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2025 (June 5, 2025)

Vince Holding Corp.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36212	75-3264870
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 5th Avenue 20th Floor
New York, New York		10110
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 323 421-5980

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	VNCE	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 5, 2025, Vince Holding Corp. (the "Company") held its 2025 annual meeting of stockholders (the "Annual Meeting"). The proposals submitted to a stockholder vote at the Annual Meeting are described in the Company's definitive proxy statement (the "Proxy Statement") filed with the Securities and Exchange Commission (the "SEC") on May 2, 2025. The results of such stockholder vote are set forth below:

Proposal No. 1 - To elect three Class II directors to serve until the Company's annual meeting of stockholders to be held in 2028 or until their respective successors are duly elected and qualified.

Nominee	For	Withheld	Broker Non-Vote
Kelly Griffin	9,266,230	147,246	1,572,257
Brendan Hoffman	9,371,619	41,857	1,572,257
Eugenia Ulasewicz	8,956,414	457,062	1,572,257

Proposal No. 2 - Ratification of the appointment of PricewaterhouseCoopers, LLP as the Company's independent registered public accounting firm for the fiscal year ending January 31, 2026.

For	Against	Abstain
10,957,664	27,282	787

Proposal No. 3 - Approval of, on a non-binding, advisory basis, the compensation of the Company's named executive officers.

For	Against	Abstain	Broker non-Vote
9,279,089	20,856	113,531	1,572,257

Proposal No. 4 - Approval of, on a non-binding, advisory basis, the frequency with which future stockholder advisory votes on the compensation of the Company's named executive officers will be conducted.

1 year	2 years	3 years	Abstain	Broker non-Vote
9,365,169	2,637	44,267	1,403	1,572,257

The Company will include an advisory vote on its named executive officer compensation in its proxy materials every year until the next advisory vote on the frequency of future advisory votes on named executive officer compensation, which will occur no later than the Company's 2031 annual meeting of stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VINCE HOLDING CORP.

Date:	June 6, 2025	By:	/s/ Brendan Hoffman
Name: Brendan Hoffman Title: Chief Executive Officer